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                                                                 EXHIBIT 10.22.1


                               PROMISSORY NOTE

$26,946.00                                              Glenwood, Maryland
                                                        July 17, 1996

        FOR VALUE RECEIVED, the undersigned promises to pay to GLENWOOD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership, or order, the Principal Sum of Twenty-Six Thousand Nine Hundred Forty-Six Dollars ($26,946.00), with interest at the rate equal to one percent (1.0%) per annum plus the highest prime rate of interest shown in the "Money Rates" section of the Wall Street Journal on the unpaid principal balance until paid. Interest only shall be paid to the Lender at 3060 Washington Road, Glenwood, Maryland 21733, or such other place as the holder hereof may designate in writing, in monthly installments of interest at the rate aforesaid commencing on the 16th day of August, 1996 and in consecutive monthly payments thereafter until the principal and interest are fully paid, except that the final payment of principal and interest, if not sooner paid, shall be due and payable on the 16th day of January, 1997.

        This Note may be prepaid at any time, in whole or in part, by the undersigned without penalty, all interest abating on all sums so prepaid from the date of prepayment thereof.

        In the event that the undersigned fails to make any payment due hereunder within fifteen (15) days of the date on which such payment is due, the undersigned shall pay to the holder hereof a late charge in the amount of five percent (5.0%) of the amount of such delinquent payment.

        If default be made in the payment of any installments under this Note, and if such default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable, without notice, at the option of the holder of this Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

        Presentment, protest and notice are hereby waived.

                                TRUSTED INFORMATION SYSTEMS, INC.



                                BY: /s/  STEPHEN T. WALKER   (SEAL)
                                   --------------------------
                                   Stephen T. Walker
                                   President


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